Exhibit 99.1

For Immediate Release November 8, 2019	Contacts: Joseph Jaffoni, Jennifer Neuman, Norberto Aja JCIR (212) 835-8500 etm@jcir.com

ENTERCOM COMMUNICATIONS THIRD QUARTER

NET REVENUES INCREASE 2%

ADJUSTED EBITDA INCREASES 13% AND ADJUSTED NET INCOME PER SHARE

INCREASES 23%

Philadelphia, PA—Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter ended September 30, 2019.

Third Quarter Highlights

•	Net revenues for the quarter were $386.1 million, up 2.0% compared to $378.5 million in the third quarter of 2018

•	Operating income for the quarter was $79.5 million, compared to $78.7 million in the third quarter of 2018

•	Adjusted EBITDA for the quarter was $98.0 million, up 13% compared to $86.7 million in the third quarter of 2018

•	Net income per diluted share for the quarter was $0.28, compared to $0.26 per diluted share in the third quarter of 2018

•	Adjusted net income per diluted share for the quarter was $0.32, up 23% compared to $0.26 per diluted share in the third quarter of 2018

“I am pleased to report that Entercom delivered strong organic growth in the third quarter with Adjusted EBITDA up 13% and Adjusted Net Income Per Share up 23%. Revenues increased 2% (just under 3% ex-political) driven by digital, national and network,” stated David Field, Chairman, President and Chief Executive Officer, Entercom. “In October, we announced the launch of DVR-like functionality for live radio on our RADIO.COM app, becoming the first company to offer that important product feature. This new feature and our recent acquisitions of podcasters Cadence 13 and Pineapple Street Studios highlight the multiple ways we are working to enhance our product line and grow our relationships with our listeners and customers.”

Additional Information

In October, the Company completed its acquisition of leading podcaster Cadence 13, Inc. (“Cadence 13”) by purchasing the remaining shares in Cadence 13 that it did not already own for $24.3 million in cash. The Company initially acquired a 45% interest in Cadence 13 in July 2017 for $9.7 million. The total investment by Entercom to acquire Cadence 13, including both its initial investment and the October 2019 transaction, was $34 million.

As of September 30, 2019, the Company had outstanding $1.0 billion of senior debt under its credit facilities, $325 million in second-lien notes and $400 million in senior notes (the amounts of senior debt and senior notes both exclude unamortized premium). In addition, the Company had $45 million in cash on hand.

Earnings Conference Call and Company Information

Entercom will hold a conference call and simultaneous webcast regarding the quarterly earnings release on Friday November 8, 2019 at 10:00 AM Eastern Time. The public may access the conference call by dialing Toll Free: (888) 889-0278 and Toll: (773) 799-3659, passcode: Entercom (domestic and international callers). Participants may also listen to a live webcast of the call by visiting the “Investor Relations” section of Entercom’s website at www.entercom.com. A replay of the conference call will be available for one week by dialing (800) 685-0912. A webcast replay of the conference call will be available beginning six hours after the call on the Company’s website for a period of two weeks. Additional information is available on the Company’s website at www.entercom.com.

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station Expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate Expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Station Operating Income consists of operating income (loss) before: depreciation and amortization; time brokerage agreement fees (income); corporate general and administrative expenses; non-cash compensation expense (which is otherwise included in station operating expenses); impairment loss; merger and acquisition costs, other expenses related to the refinancing; non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs; and gain or loss on sale or disposition of assets.

Adjusted EBITDA consists of net income (loss) available to common shareholders, adjusted to exclude: income taxes (benefit); income from discontinued operations, net of income taxes or benefit; total other income or expense; net interest expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); other expenses related to the refinancing; impairment loss, merger and acquisition costs, preferred stock dividends; non-recurring expense recognized for restructuring charges or similar costs, including transition and integration costs, loss on early extinguishment of debt, and gain or loss on sale or disposition of assets.

Adjusted Free Cash Flow consists of operating income (loss): (i) plus depreciation and amortization; net (gain) loss on sale or disposal of assets; non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses); impairment loss; merger and acquisition costs; other income and non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs; income from discontinued operations (excluding income taxes or tax benefit); and (ii) less net interest expense (excluding amortization of deferred financing costs or debt premium), Adjusted Income Taxes Paid, capital expenditures and amortizable intangibles.

Net Capital Expenditures consists of capital expenditures, including amortizable intangibles, adjusted to subtract reimbursed tenant improvement allowances.

Adjusted Income Taxes Paid consist of income tax paid, adjusted to exclude taxes paid related to the gain/loss on sale or exchange of radio station assets; and taxes paid related to the gain/loss on the sale of redundant property.

Adjusted Net Income (Loss) consists of net income (loss) available to common shareholders adjusted to exclude: (i) income taxes (benefit) as reported, including income taxes otherwise included in income from discontinued operations; (ii) gain/loss on sale of assets, derivative instruments and investments; (iii) non-cash compensation expense; (iv) impairment loss; (v) merger and acquisition costs, and non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs; (vi) other expenses related to refinancing and (vii) gain/loss on early extinguishment of debt. For purposes of comparability, income taxes are reflected at the expected statutory federal and state income tax rate of 30% without discrete items of tax.

Adjusted Net Income (Loss) Per Share—Diluted includes any dilutive equivalent shares when not anti-dilutive. Convertible Preferred Stock is treated as if it never converted for the purposes of Adjusted Net Income (Loss) Per Share—Diluted.

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income (Loss) Per Share – Diluted, Adjusted Free Cash Flow, Net Capital Expenditures and Adjusted Income Taxes Paid are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”). Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations. Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain adjusted non-GAAP financial measures are presented in this release (e.g., Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share—Diluted). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss, merger and acquisition costs, other expenses related to the refinancing, and gain/loss on early extinguishment of debt and non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs. For purposes of comparability, income taxes are reflected at the expected federal and state income tax rate of 30%, without adjustment for discrete tax adjustments.

Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results. Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles. These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies. The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms S-4, 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position. Accordingly, the Company’s actual performance may differ materially from those stated or implied herein. The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

About Entercom Communications Corp.

Entercom Communications Corp. (NYSE: ETM) is a leading American media and entertainment company reaching and engaging over 170 million people monthly through its premier collection of highly rated, award winning radio stations, digital platforms and live events. As one of the country’s two largest radio broadcasters, Entercom offers integrated marketing solutions and delivers the power of local connection on a national scale with coverage of close to 90% of persons 12+ in the top 50 markets. Entercom is the #1 creator of live, original, local audio content and the nation’s unrivaled leader in news and sports radio. Learn more about Philadelphia-based Entercom at www.entercom.com, Facebook and Twitter (@Entercom). For further information, or to receive future Entercom Communications news announcements via e-mail, please contact JCIR at 212/835-8500 or etm@jcir.com.

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
STATEMENTS OF OPERATIONS
Net Revenues	$386,141	$378,508	$1,075,811	$1,051,192

Station Expenses	272,005	277,998	797,502	805,919
Station Expense—Non-Cash Compensation	1,107	1,653	3,765	5,295
Corporate Expenses	17,178	13,781	51,141	47,472
Corporate Expenses—Non-Cash Compensation	2,234	2,116	6,521	6,126
Depreciation And Amortization	11,183	10,608	33,252	29,745
Time Brokerage Agreement Expense (Income)	13	(150)	106	(1,242)
Merger And Acquisition Costs	434	697	476	2,768
Impairment Loss	—	—	—	28,988
Restructuring Charges	1,577	852	5,953	3,019
Integration Costs	689	2,761	3,280	21,984
Other Expenses Related To Refinancing	—	—	1,864	—
Net (Gain) Loss On Sale Or Disposition of Assets	231	(10,541)	(2,683)	(10,856)

Total Operating Expenses	306,651	299,775	901,177	939,218

Operating Income	79,490	78,733	174,634	111,974

Net Interest Expense	25,256	25,923	75,420	75,033
Loss On Early Extinguishment Of Debt	—	—	1,781	—

Income (Loss) Before Income Taxes	54,234	52,810	97,433	36,941
Income Taxes (Benefit)	16,026	16,220	30,110	12,960

Net Income (Loss) Available To The Company—Continuing Operations	38,208	36,590	67,323	23,981
Income From Discontinued Operations, Net Of Income Taxes	—	358	—	1,530

Net Income (Loss) Available To Common Shareholders	$38,208	$36,948	$67,323	$25,511

Net Income (Loss) From Continuing Operations Available To Common Shareholders – Basic	$0.28	$0.26	$0.49	$0.17

Net Income (Loss) From Continuing Operations Available To Common Shareholders – Diluted	$0.28	$0.26	$0.49	$0.17

Dividends Declared And Paid Per Common Share	$0.02	$0.09	$0.20	$0.27

Weighted Common Shares Outstanding – Basic	136,449	138,740	137,944	138,901

Weighted Common Shares Outstanding – Diluted	136,453	139,103	138,295	139,685

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Net Capital Expenditures	$20,658	$5,680	$58,067	$23,621
Adjusted Income Taxes Paid	$—	$—	$8,461	$18,187
Cash Dividends On Common Stock Declared And Paid	$2,677	$12,487	$27,594	$37,403

SELECTED BALANCE SHEET DATA
	September 30, 2019	December 31, 2018
Cash and Cash Equivalents	$45,335	$122,893
Restricted Cash	$—	$69,365
Senior Debt—Term B-1 Loan (Includes Current Portion)	$866,700	$1,291,700
Senior Debt— Revolver (Includes Current Portion)	$134,000	$180,000
Senior Secured Notes	$325,000	$—
Senior Notes	$400,000	$400,000
Total Shareholders’ Equity	$1,367,870	$1,334,260
OTHER FINANCIAL DATA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Reconciliation Of GAAP Operating Income To Station Operating Income
Operating Income	$79,490	$78,733	$174,634	$111,974
Corporate Expenses	17,178	13,781	51,141	47,472
Corporate Expenses—Non-Cash Compensation	2,234	2,116	6,521	6,126
Station Expenses—Non-Cash Compensation	1,107	1,653	3,765	5,295
Depreciation And Amortization	11,183	10,608	33,252	29,745
Merger And Acquisition Costs	434	697	476	2,768
Restructuring Charges	1,577	852	5,953	3,019
Impairment Loss	—	—	—	28,988
Other Expenses Related To Refinancing	—	—	1,864	—
Integration Costs	689	2,761	3,280	21,984
Net Time Brokerage Agreement Expense (Income)	13	(150)	106	(1,242)
Net Gain (Loss) On Sale Or Disposition of Assets	231	(10,541)	(2,683)	(10,856)

Station Operating Income	$114,136	$100,510	$278,309	$245,273

Reconciliation Of GAAP Net Income (Loss) Available To Common Shareholders To Adjusted EBITDA
Net (Income) Loss Available To Common Shareholders	$38,208	$36,948	$67,323	$25,511
Income Taxes (Benefit)	16,026	16,220	30,110	12,960
Income From Discontinued Operations, Net Of Income Taxes	—	(358)	—	(1,530)
Net Interest Expense	25,256	25,923	75,420	75,033
Corporate Expenses—Non-Cash Compensation	2,234	2,116	6,521	6,126
Station Expenses—Non-Cash Compensation	1,107	1,653	3,765	5,295
Depreciation And Amortization	11,183	10,608	33,252	29,745
Time Brokerage Agreement Expense (Income)	13	(150)	106	(1,242)
Merger And Acquisition Costs	434	697	476	2,768
Restructuring Charges	1,577	852	5,953	3,019
Integration Costs	689	2,761	3,280	21,984
Transition Costs And Non-Recurring Expenses Otherwise Included In Corporate Expenses	1,000	—	1,000	1,100
Impairment Loss	—	—	—	28,988
Other Expenses Related To Refinancing	—	—	1,864	—
Loss On Early Extinguishment Of Debt	—	—	1,781	—
Net Gain (Loss) On Sale Or Disposition of Assets	231	(10,541)	(2,683)	(10,856)

Adjusted EBITDA	$97,958	$86,729	$228,168	$198,901

Reconciliation Of GAAP Net Income (Loss) Available To Common Shareholders To Adjusted Free Cash Flow
Net Income (Loss) Available To Common Shareholders	$38,208	$36,948	$67,323	$25,511
Depreciation And Amortization	11,183	10,608	33,252	29,745
Deferred Financing Costs Included In Interest Expense	755	798	2,227	2,389
Amortization Debt Premium Included In Interest Expense	(678)	(715)	(2,248)	(2,147)
Non-Cash Compensation Expense	3,341	3,769	10,286	11,421
Merger And Acquisition Costs	434	697	476	2,768
Integration Costs	689	2,761	3,280	21,984
Restructuring Charges	1,577	852	5,953	3,019
Included In Corporate Expenses	1,000	—	1,000	1,100

Impairment Loss	—	—	—	28,988
Net (Gain) Loss On Sale Or Disposition of Assets	231	(10,541)	(2,683)	(10,856)
Other Expenses Related To Refinancing	—	—	1,864	—
Loss On Early Extinguishment Of Debt	—	—	1,781	—
Income Taxes (Benefit)	16,026	16,220	30,110	12,960
Income Taxes Otherwise Included In Income From Discontinued Operations	—	286	—	709
Net Capital Expenditures, Including Amortizable Intangibles	(20,658)	(5,680)	(58,067)	(23,621)
Adjusted Income Taxes Paid	—	—	(8,461)	(18,187)

Adjusted Free Cash Flow	$52,108	$56,003	$86,093	$85,783

Reconciliation Of Capital Expenditures, Including Amortizable Intangibles, To Net Capital Expenditures
Capital Expenditures, Including Amortizable Intangibles	$(22,862)	$(6,969)	$(63,575)	$(25,955)
Reimbursed Tenant Improvement Allowance	2,204	1,289	5,508	2,334

Net Capital Expenditures	$(20,658)	$(5,680)	$(58,067)	$(23,621)

Reconciliation Of Income Taxes Paid To Adjusted Income Taxes Paid
Income Taxes Paid	$(3,935)	$—	$(18,481)	$(18,836)
Income Taxes Paid Related to Gain/Loss On Sale Or Exchange Of Radio Station Assets	—	—	894	649
Income Taxes Paid Related to Gain/Loss On Sale Of Redundant Properties	3,935	—	9,126	—

Adjusted Income Taxes Paid	$—	$—	$(8,461)	$(18,187)

Reconciliation Of GAAP Net Income (Loss) Available To Common Shareholders To Adjusted Net Income
Net Income (Loss) Available To Common Shareholders	$38,208	$36,948	$67,323	$25,511
Income Taxes (Benefit)	16,026	16,220	30,110	12,960
Income Taxes Otherwise Included In Income From Discontinued Operations	—	286	—	709
Merger And Acquisition Costs	434	697	476	2,768
Transition Costs And Non-Recurring Expenses Otherwise Included In Corporate Expenses	1,000	—	1,000	1,100
Other Expenses Related To Refinancing	—	—	1,864	—
Impairment Loss	—	—	—	28,988
Integration Costs	689	2,761	3,280	21,984
Restructuring Charges	1,577	852	5,953	3,019
Loss On Early Extinguishment Of Debt	—	—	1,781	—
Net (Gain) Loss On Sale Or Disposition of Assets	231	(10,541)	(2,683)	(10,856)
Non-Cash Compensation Expense	3,341	3,769	10,286	11,421

Adjusted Income Before Income Taxes	61,506	50,992	119,390	97,604
Income Taxes	18,452	15,298	35,817	29,281

Adjusted Net Income	$43,054	$35,694	$83,573	$68,323

Weighted Average Diluted Shares Outstanding For Purposes Of Computing Adjusted Net Income Per Share – Diluted
Weighted Common Shares Outstanding—Diluted As Reported	136,453	139,103	138,295	139,685
Diluted Shares Excluded When Reporting A Net Loss	—	—	—	—

	136,453	139,103	138,295	139,685

Adjusted Net Income (Loss) Per Share – Diluted	$0.32	$0.26	$0.60	$0.49